SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2011

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337

Engelhard, North Carolina 27824

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (252) 925-5501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of shareholders of ECB Bancorp, Inc. (“Bancorp”) was held on May 17, 2011. At the meeting, the shareholders:

•	voted on the election of three directors for terms of three years each;

•	voted on a non-binding, advisory “say-on-pay” resolution to approve compensation paid or provided to Bancorp’s executive officers as disclosed in the proxy statement for the annual meeting; and

•	voted on a proposal to ratify the appointment of Dixon Hughes Goodman LLP as Bancorp’s independent public accountants for 2011.

The following tables describe the final results of the voting at the annual meeting.

ELECTION OF DIRECTORS

Name of Nominee	Votes Cast “For”	Votes “Withheld”	Broker Nonvotes
J. Bryant Kittrell III	1,629,686	29,749	409,176
B. Martelle Marshall	1,640,725	18,710	409,176
R. S. Spencer, Jr.	1,635,395	24,040	409,176

OTHER MATTERS

Description of Matter Voted On	Votes Cast “For”	Votes Cast “Against”	Abstained	Broker Nonvotes
Non-binding, advisory resolution to approve compensation paid or provided to executive officers as disclosed in the annual meeting proxy statement	1,475,463	43,748	140,224	409,176

Ratification of the appointment of independent accountants	1,922,608	7,454	138,549	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned hereunto duly authorized.

ECB BANCORP, INC.
(Registrant)

Date: May 18, 2011	By:	/S/ Thomas M. Crowder
Thomas M. Crowder
Executive Vice President and Chief Financial Officer